EXHIBIT 10.1
                                  ------------

                         NATIONAL PENN BANCSHARES, INC.

              OFFICERS' AND KEY EMPLOYEES' STOCK COMPENSATION PLAN

                     (As amended through September 26, 2001)


1.  PURPOSE

         The purpose of the Officers' and Key Employees' Stock Compensation Plan (the "Plan") is to advance the interests of National Penn Bancshares, Inc. (the "Corporation") by enhancing the ability of the Corporation and its Subsidiaries to attract and retain officers and other key employees, to reward such individuals for their contributions, and to encourage them to take into account the long-term interests of the Corporation through interests in the Corporation's common stock (the "Stock").

         This Plan provides for (i) the grant of options to acquire Stock ("Options"), which may be incentive stock options ("ISOs") within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options, and (ii) awards of Stock subject to certain restrictions and the risk of forfeiture ("Restricted Stock"). Under this Plan, Restricted Stock consists of (i) Stock subject to restrictions, including performance-based restrictions intended to comply with the provisions of Code Section 162(m) ("Performance-Based Restricted Stock"), and (ii) Stock subject to restrictions, not including performance-based restrictions. Grants of Options and awards of Restricted Stock are referred to herein collectively as "Awards".

         Any officer or key employee selected to receive an Award under this Plan is sometimes referred to as a "participant" herein, and any officer or key employee selected to receive an Option under this Plan is sometimes referred to as an "optionee" herein.


2.  ADMINISTRATION

         This Plan shall be administered by a committee composed of three to six members of the Corporation's Board of Directors (the "Board") who are (i) "non-employee directors" of the Corporation within the meaning of Rule 16b-3(b)(3) under Section 16 of the Securities Exchange Act of 1934 (the "1934 Act"), and (ii) "outside directors" of the Corporation within the meaning of Code Section 162(m) (the "Committee"). The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

         Subject to the terms, provisions and conditions of this Plan, the Committee shall have exclusive jurisdiction to: (i) make Awards to such participants as the Committee may select; (ii) determine the time or times when Awards shall be granted and the number of shares of Stock subject to each Award; (iii) determine which Options are, and which Options are not, intended to be ISOs; (iv) determine the terms and conditions of each Award; (v) prescribe the form or forms of any instruments evidencing Awards and any other instruments required under this Plan and to change such forms from time to time; (vi) adopt, amend, and rescind rules and regulations for the administration of this Plan; and (vii) interpret this Plan and to decide any questions and settle all controversies and disputes that may arise in connection with this Plan. Such determinations of the Committee shall be conclusive and shall bind all parties.

         No member of the Committee or of the Board shall be liable for any determination, decision or action made in good faith, and the members shall be entitled to indemnification and reimbursement in the manner provided in the Corporation's Bylaws.


3.  ELIGIBILITY
---------------

         Persons eligible to receive Awards under this Plan shall be those officers and key employees who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Corporation and its Subsidiaries. No person who beneficially owns ten percent or more of the outstanding Stock shall be eligible to participate in this Plan, to exercise an Option previously granted to him, or to take full possession of Restricted Stock previously issued to him. A "Subsidiary" of the Corporation shall mean a corporation in which the Corporation shall own, directly or indirectly, a majority of the capital stock entitled to vote for the election of directors.


4.  STOCK SUBJECT TO AWARDS
    -----------------------

         The Stock subject to Awards under this Plan shall be either authorized but unissued shares or treasury shares. Subject to adjustment in accordance with the provisions of Paragraph 5(G) and 6(F) hereof, the total number of shares of such Stock shall be 2,378,125 shares.

         If any outstanding Option or Restricted Stock Award under this Plan for any reason expires, is forfeited or is terminated prior to the end of the period during which Awards may be made under this Plan, the shares of Stock allocable to the unexercised portion of such Option or the portion of such Restricted Stock Award that has terminated or been forfeited may again be subject to award under this Plan. Shares of Stock delivered to the Corporation to pay the exercise price of any Option or to satisfy the tax withholding consequences of an Option exercise or the grant or vesting of Restricted Stock shall again be subject to award under this Plan.

5.  TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS
    ----------------------------------------------

         Options granted pursuant to this Plan shall be evidenced by agreements in such form as the Committee shall, from time to time, approve, which agreements shall in substance include and comply with and be subject to the following terms and conditions:

         A.  MEDIUM AND TIME OF PAYMENT
             --------------------------

         The exercise price of an Option shall be payable either (i) in United States dollars in cash or by check, bank draft or money order payable to the order of the Corporation, (ii) through the delivery of shares of Stock owned by the optionee with a fair market value equal to the Option's exercise price, or
(iii) by a combination of (i) and (ii). Fair market value of Stock so delivered shall be determined as of the date of exercise, as provided in Paragraph 5(C) hereof. Unless the Committee otherwise determines, an optionee may engage in a successive exchange (or series of exchanges) in which Stock such optionee is entitled to receive upon exercise of an Option may be simultaneously utilized as payment for the exercise of an additional Option or Options.

         To the extent permitted by applicable law and regulations, the Committee may permit payment of the Option exercise price through arrangements with a brokerage firm under which such firm, on behalf of the optionee, will pay to the Corporation the exercise price of the shares being purchased, and the Corporation will promptly deliver to such firm the number of shares of Stock subject to the Option so that the firm may sell such shares, or a portion thereof, for the account of the optionee. In addition, the Committee may permit payment of the Option exercise price by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Corporation sufficient funds to pay the exercise price as soon as the shares subject to the Option, or a portion thereof, are sold on behalf of the optionee.

         B.  NUMBERS OF SHARES
             -----------------

         The Option shall state the total number of shares to which it pertains. Subject to adjustment as provided in Paragraph 5(G), in any fiscal year of the Corporation, the aggregate number of shares of Stock as to which Options may be granted to any one participant shall not exceed 60,000.

         C.  OPTION PRICE
             ------------

         The exercise price of an Option shall not be less than the fair market value of the shares of Stock covered by the Option on the date of grant.

         As used in this Plan, the "fair market value" of a share of Stock as of any date shall be determined (i) based on the average of the closing sale prices of a share of Stock for the ten (10) day trading period ending on the given date, as reported on the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market and published in The Wall Street Journal,
(ii) if no closing sale prices are reported during such ten (10) day trading period, based on the average of the mean of the bid and asked prices per share of Stock for such ten (10) day trading period, as reported on Nasdaq, (iii) if the Stock is listed on a stock exchange, based on the average of the closing sale prices of a share of Stock for the ten (10) day trading period ending on the given date, as reported in The Wall Street Journal, or (iv) if the Stock is not listed on Nasdaq or on a stock exchange, by the Committee in its sole discretion.

         D.  EXPIRATION OF OPTIONS
             ---------------------

         Each Option granted under this Plan shall expire on a date determined by the Committee, which date, in the case of an ISO, may not be more than ten years from the date the Option is granted, and in the case of a non-qualified Option, may not be more than ten years and one month from the date the Option is granted.

         E.  VESTING OF OPTIONS
             ------------------

         If and to the extent an Option has become vested, an Option may be exercised in whole at any time, or in part from time to time, during its term. Except as provided in Paragraph 5(F) hereof, an Option may only be exercised at a time when the optionee is employed by the Corporation or one of its Subsidiaries.

         An optionee shall have a cumulative vested interest in the right to exercise an Option, determined by reference to his continuous employment with the Corporation and/or a Subsidiary following the date of grant of the Option, as follows:

            Period of Continuous           Cumulative Vested
         Employment Following Grant           Percentage
         --------------------------        -----------------

                 Less than 1 year                    -0-
                 1 year or more                     20.0
                 2 years or more                    40.0
                 3 years or more                    60.0
                 4 years or more                    80.0
                 5 years or more                   100.0

         To the extent the application of the above vesting schedule would at any time result in the right to acquire a fractional share, the right to acquire such fractional share shall be deferred to the next vesting period.

         F.  TERMINATION OF SERVICE
             ----------------------

         Except as otherwise provided in this Paragraph 5(F), upon the termination of employment of an optionee for any reason, the unexercised vested portion of any Option held by him shall lapse on the earlier of (i) the expiration of the term of the Option, or (ii) three months from the date of such termination of employment.

         Upon the termination of employment of an optionee because of retirement at age 60 or later or death, the unexercised vested portion of any Option held by him (including any portion that became vested on account of such retirement or death) shall lapse on the earlier of (i) the expiration of the term of the Option, or (ii) three years from the date of such termination of employment. For options granted after September 26, 2001, "five" shall be substituted for "three" in the preceding sentence.

         Upon the termination of employment of an optionee because of permanent and total disability (as defined in Code Section 22(e)(3), referred to herein as "disability"), the unexercised vested portion of any Option held by him (including any portion that became vested on account of such disability) shall lapse on the earlier of (i) the expiration of the term of the Option, or (ii) three years from the date of such termination of employment. For options granted after September 26, 2001, "five" shall be substituted for "three" in the preceding sentence.

         In the case of the discharge of an optionee for "cause", the unexercised vested portion of any Option held by him shall lapse immediately. An optionee will be deemed discharged for "cause" if he is discharged by his employer and the ground for such discharge is the employer's good faith and reasonable belief that (i) he has committed fraud or dishonesty toward his employer (or any business affiliated with his employer, or any individual or company doing business with any of them), or (ii) he has committed a felony, not otherwise described in clause (i), which involves a crime of moral turpitude. Any lapse occurring under provisions of this paragraph shall be final, whether or not the optionee is convicted of or admits to the commission of the offense, and no person or corporation shall be liable to the optionee therefor.


         Upon termination of employment of an optionee for any reason other than retirement at age 60 or later, disability, or death, the nonvested portion of any Option held by him shall lapse immediately.

         Upon termination of employment of an optionee because of retirement at age 60 or later, disability, or death, the nonvested portion of any Option held by him shall vest immediately.

         G.  ADJUSTMENTS FOR CHANGES IN STOCK
             --------------------------------

         The aggregate number of shares of Stock as to which Options may be granted to participants under this Plan, the aggregate number of shares of Stock as to which Options may be granted to any one such participant, the number of shares of Stock covered by each outstanding Option, and the exercise price per share of each outstanding Option, shall be proportionately adjusted by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from the subdivision or consolidation of shares or other capital adjustments, the payment of a Stock dividend, or any other increase or decrease in such shares effected without receipt of consideration by the Corporation. Any such determination by the Committee shall be conclusive.

         H.  TRANSFERABILITY
             ---------------

         Except as otherwise provided in this Paragraph 5(H), no Option may be assigned or transferred except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order.

         Unless the Committee determines otherwise in connection with the grant of a non-qualified Option, non-qualified Options granted hereunder shall be transferable, without payment of consideration, by an optionee to a member of the optionee's immediate family, to a trust whose beneficiaries are all members of the optionee's immediate family, or to a partnership whose partners are all members of the optionee's immediate family. In any such case, the Option shall be exercisable only by such transferee. For purposes of this provision, an optionee's "immediate family" shall mean the optionee's spouse, children and grandchildren.

         So long as non-transferability of ISOs is a requirement of the Code, no Option granted as an ISO may be assigned or transferred except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order.

         I.  RIGHTS AS A SHAREHOLDER
             -----------------------

         An optionee shall have no rights as a shareholder with respect to shares covered by an Option until the date the shares are issued and only after such shares are fully paid. No adjustment will be made for dividends or other rights the record date for which is prior to the date of such issuance.

         J.  NO RIGHTS AS AN EMPLOYEE
             ------------------------

         Neither this Plan, the grant of any Option hereunder, nor the execution of any agreement with respect to such an Option, shall confer upon any optionee any right to remain in the employ of the Corporation or any Subsidiary or limit the right of the Corporation or any Subsidiary to terminate the optionee's employment at any time for any reason.

         K.  TAX WITHHOLDING
             ---------------

         The Committee shall have the right to require that a participant exercising an Option remit to the Corporation an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Committee with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the Option. If permitted by the Committee, either at the time of the grant of the Option or in connection with its exercise, a participant may elect, at such time and in such manner as the Committee may prescribe, to satisfy such withholding obligation by (i) delivering Stock having a fair market value equal to such withholding obligation, or (ii) requesting that the Corporation withhold from the shares of Stock to be delivered upon the exercise a number of shares of Stock having a fair market value equal to such withholding obligation.

         In the case of an ISO, the Committee may require as a condition of exercise that the participant exercising the Option agree to inform the Corporation promptly of any disposition (within the meaning of Code Section 424(c) and the regulations thereunder) of Stock received upon exercise.

         L.  CHANGE IN CONTROL
             -----------------

         Notwithstanding Paragraph 5(E) or any other provision of this Plan, all outstanding Options shall become immediately and fully exercisable, whether or not otherwise exercisable by their terms, in the event of a "Change in Control".

         For purposes of this Paragraph 5(L), a "Change in Control" shall mean any of the following events: (i) the Corporation acquires actual knowledge that any Person other than the Corporation, a Subsidiary or any employee benefit plan(s) sponsored by the Corporation, has acquired the Beneficial Ownership, directly or indirectly, of securities of the Corporation entitling such Person to 25% or more of the Voting Power of the Corporation; (ii) a Tender Offer is made to acquire securities of the Corporation entitling the holders thereof to 50% or more of the Voting Power of the Corporation; (iii) Voting Shares are first purchased pursuant to any other Tender Offer; or (iv) at any time less than 60% of the members of the Board shall be individuals who were either (A) Directors on the effective date of this Plan or (B) individuals whose election, or nomination for election, was approved by a vote (including a vote approving a merger or other agreement providing for the membership of such individuals on the Board) of at least two-thirds of the Directors then still in office who were Directors on the effective date of this Plan or who were so approved.

         For purposes of this Paragraph 5(L), the following terms shall have the following meanings:

         (1) "Affiliate", "Associate", and "Parent" shall have the respective meanings set forth in Rule 12b-2 under the 1934 Act as in effect on the effective date of this Plan.

         (2) The term "Person" shall be used as that term is used in Sections 13(d) and 14(d) of the 1934 Act.

         (3) "Beneficial Ownership" shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of this Plan.

         (4) "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than common stock to elect directors by a separate class vote); and a specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than common stock to elect directors by a separate class vote).

         (5) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Corporation (other than such an offer made by the Corporation or any Subsidiary), whether or not such offer is approved or opposed by the Board.

         (6) "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least fifty percent (50%) or more of the total combined Voting Power of all classes of stock in one of the other corporations in the chain.

         M.  ADDITIONAL RESTRICTIONS AND CONDITIONS
             --------------------------------------

         The Committee may impose such other restrictions and conditions (in addition to those required by the provisions of this Plan) on any Award of Options hereunder and may waive any such additional restrictions and conditions, so long as (i) any such additional restrictions and conditions are consistent with the terms of this Plan and (ii) such waiver does not waive any restriction or condition required by the provisions of this Plan.


6.  TERMS AND CONDITIONS APPLICABLE TO RESTRICTED STOCK AWARDS
    ----------------------------------------------------------

         Awards of Restricted Stock may be Performance-Based Restricted
Stock,   as  described  in  Paragraph   6(K),   or   Restricted   Stock  without


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

performance-based restrictions. The provisions of Paragraphs 6(A) through 6(J) are applicable to all shares of Restricted Stock.

         A.  NUMBER OF SHARES
             ----------------

         The total number of shares of Restricted Stock that may be awarded under this Plan on a cumulative basis shall not exceed one percent of the Stock outstanding at the date of any such Award. In any fiscal year of the Corporation, the aggregate number of shares of Stock as to which Restricted Stock Awards may be made to any one participant shall not exceed 5,000.

         Each Restricted Stock Award under this Plan shall be evidenced by a stock certificate of the Corporation, registered in the name of the participant, accompanied by an agreement in such form as the Committee shall prescribe from time to time. Restricted Stock Awards shall comply with the terms and conditions of this Plan and with such other terms and conditions not inconsistent with the terms and conditions of this Plan as the Committee, in its discretion, shall establish.

         B.  RESTRICTED PERIOD; RESTRICTIONS
             -------------------------------

         The  Committee   shall  provide  that  shares  of  Stock  issued  to  a
participant in connection with a Restricted Stock Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Committee shall determine, beginning on the date on which the Award is granted (the
"Restricted Period"), and that the Restricted Period applicable to such Restricted Stock shall lapse (if at all) only at the end of the Restricted Period if all other terms and conditions of the Restricted Stock Award are then satisfied. Without limiting the generality of the foregoing, the other terms and conditions of the Restricted Stock Award may include the requirement that the participant be continuously employed by the Corporation or a Subsidiary during the Restricted Period.

         If all terms and conditions of the Restricted Stock Award are not satisfied at the end of the Restricted Period, the Restricted Stock shall be forfeited and transferred to, and reacquired by, the Corporation at no cost to the Corporation.

         C.  STOCK LEGENDS; PROHIBITION ON DISPOSITION
             -----------------------------------------


         Certificates for shares of Restricted Stock shall bear an appropriate legend referring to the restrictions to which they are subject, and any attempt to dispose of any such shares of Stock in contravention of such restrictions shall be null and void and without effect. The certificates representing shares of Restricted Stock shall be held by the Corporation until the restrictions are satisfied.

         D.  TERMINATION OF SERVICE
             ----------------------

         The Committee shall determine the extent to which the restrictions on any Restricted Stock Award shall lapse upon the termination of the participant's service to the Corporation and its Subsidiaries due to death, disability, retirement or for any other reason. If the restrictions on all or any portion of a Restricted Stock Award shall not lapse, the participant, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Corporation such instruments of transfer, if any, as may reasonably be required to transfer the shares back to the Corporation.

         E.  CHANGE IN CONTROL
             -----------------

         Upon the occurrence of a Change in Control, as determined in Paragraph 5(L) of this Plan, all restrictions then outstanding with respect to shares of Restricted Stock shall automatically expire and be of no further force and effect, and all certificates representing such shares of Stock shall be delivered to the respective participants.

         F.  ADJUSTMENT FOR CHANGES IN STOCK
             -------------------------------

         The Committee shall proportionately adjust the aggregate number of shares of Stock as to which Restricted Stock Awards may be granted to participants under this Plan and the aggregate number of shares of Stock as to which Restricted Stock Awards may be granted to any one such participant for any increase or decrease in the number of outstanding shares of Stock resulting from the subdivision or consolidation of shares or other capital adjustments, the payment of a Stock dividend, or any other increase or decrease in such shares effected without receipt of consideration by the Corporation; provided that any factional shares resulting from any such adjustment shall be eliminated. Any such determination by the Committee shall be conclusive. Shares of Stock issued with respect to any outstanding Awards as a result of any of the foregoing events shall be subject to the same restrictions.

         G.  EFFECT OF ATTEMPTED TRANSFER
             ----------------------------

         No benefit payable or interest in any Restricted Stock Award shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void, and no such interest in any Restricted Stock Award shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any participant or his beneficiary. If any participant or beneficiary shall become bankrupt or shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit payable under or interest in any Restricted Stock Award, then the

Committee, in its discretion, may hold or apply such benefit or interest or any part thereof to or for the benefit of such participant or his beneficiary, his spouse, children, blood relatives or other dependents, or any of them, in any such manner and such proportions as the Committee may consider proper.

         H.  PAYMENT OF TAXES
             ----------------

         The Corporation shall have the right to deduct from any Restricted Stock Award or other payment hereunder any amount that federal, state, or local tax law requires to be withheld with respect to such Award or payment or to require that the participant, prior to or simultaneously with the Corporation incurring any obligation to withhold any such amount, pay such amount to the Corporation in cash or, at the option of the Corporation, shares of Stock (which shall be valued at their fair market value on the date of payment). There is no obligation under this Plan that any participant be advised of the existence of the tax or the amount required to be withheld. Without limiting the generality of the foregoing, in any case where it is determined that tax is required to be withheld in connection with the issuance, transfer or delivery of shares of Stock under this Plan, the Corporation may, pursuant to such rules as the Committee may establish, reduce the number of shares so issued, transferred or delivered by such number of shares as the Corporation may deem appropriate in its sole discretion to comply with such withholding. Notwithstanding any other provision of this Plan, the Committee may impose such conditions on the payment of any withholding obligations as may be required to satisfy applicable regulatory requirements.

         I.  RIGHTS AS A SHAREHOLDER
             -----------------------

         A participant shall have the right to receive dividends on shares of Stock subject to the Restricted Stock Award during the applicable Restricted Period, to vote the Stock subject to the Award and to enjoy all other shareholder rights, except that the participant shall not be entitled to delivery of the stock certificate until the applicable Restricted Period shall have lapsed (if at all).

         J.  NO RIGHTS AS AN EMPLOYEE
             ------------------------

         Neither this Plan, the award of any Restricted Stock hereunder, nor the execution of any agreement with respect to such Restricted Stock, shall confer upon any optionee any right to remain in the employ of the Corporation or any Subsidiary or limit the right of the Corporation or any Subsidiary to terminate the optionee's employment at any time for any reason.

         K.  PERFORMANCE-BASED RESTRICTED STOCK
             ----------------------------------

         Awards of Performance-Based Restricted Stock are intended to qualify as "performance-based" for purposes of Code Section 162(m). The Committee shall provide that shares of Stock issued to a participant in connection with an Award of Performance-Based Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, during the Restricted Period, and that the Restricted Period applicable to such Restricted Stock shall lapse (if at all) only if certain pre-established objectives are attained. Performance goals may be based on any of the following criteria: (i) earnings or earnings per share, (ii) return on equity, (iii) return on assets, (iv) revenues, (v) expenses, (vi) one or more operating ratios, (vii) stock price, (viii) shareholder return, (ix) market share, (x) charge-offs, (xi) credit quality, (xii) reductions in non-performing assets, (xiii) customer satisfaction measures, and (xiv) the accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions. The Committee shall establish one or more objective performance goals for each such Award of Performance-Based Restricted Stock on the date of grant. The performance goals selected in any case need not be applicable across the Corporation, but may be particular to an individual's function or business unit. The Committee shall determine whether such performance goals are attained and such determination shall be final and conclusive. If the performance goals are not met, the Performance-Based Restricted Stock shall be forfeited and transferred to, and reacquired by, the Corporation at no cost to the Corporation.

         The Committee may impose such other restrictions and conditions (in addition to the performance-based restrictions described above) on any Award of shares of Performance-Based Restricted Stock as the Committee deems appropriate and may waive any such additional restrictions and conditions, so long as such waiver does not waive any restriction described in the previous paragraph. Nothing herein shall limit the Committee's ability to reduce the amount payable under an Award upon the attainment of the performance goal(s), provided, however, that the Committee shall have no right under any circumstance to increase the amount payable under, or waive compliance with, any applicable performance goal(s).


7.  AMENDMENT
    ---------

         The Committee may at any time amend or suspend this Plan or alter and amend Awards granted hereunder; provided, however, that no such amendment may, without the consent of any participant to whom an Option shall theretofore have been granted or to whom a Restricted Stock Award shall theretofore have been issued, adversely affect the right of such participant under such Award;

and provided, further, that no amendment that requires shareholder approval in order for (i) this Plan to continue to be eligible to satisfy the requirements for exemption of the acquisition of securities under this Plan pursuant to Rule 16b-3 under Section 16 of the 1934 Act, or (ii) this Plan to continue to be eligible to comply with Code Section 162(m), or any amendment of or substitute for either of them, shall be effective unless the same shall be approved by the requisite vote of the shareholders of the Corporation.


8.  TERMINATION
    -----------

         The Board may terminate this Plan at any time, and no Awards shall be made thereafter. Unless previously terminated by the Board, this Plan shall terminate on, and no Awards shall be made after, December 17, 2006.


9.  LEGALITY OF GRANT
    -----------------

         The granting of any Award under this Plan and the issuance or transfer of Options and shares of Stock pursuant hereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including, without limitation, no-action positions of the Securities and Exchange Commission) which may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Awards may be granted under this Plan and no Options or shares shall be issued by the Corporation, nor cash payments made by the Corporation pursuant to or in connection with any such Award unless and until in any such case all legal requirements applicable to the issuance or payment have, in the opinion of counsel for the Corporation, been complied with. In connection with any Option or Stock issuance or transfer, the person acquiring the Option or the shares of Stock shall, if requested by the Corporation, give assurance satisfactory to counsel to the Corporation with respect to such matters as the Corporation may deem desirable to assure compliance with all applicable legal requirements.


10.  CAPTIONS; PRONOUNS
     ------------------

         The captions contained in this Plan are for convenience of reference only, and shall not be considered part of this Plan in its interpretation and construction.

         The use of any masculine pronoun herein shall be construed to include the corresponding feminine pronoun, as the context requires.

11.  EFFECTIVE DATE
     --------------

         This Plan was adopted by the Board on December 18, 1996, subject, however, to approval of this Plan by the shareholders of the Corporation at its 1997 Annual Meeting. If so approved, this Plan shall be effective as of December 18, 1996.

















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